                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  SOFTECH, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5)     Total fee paid:

--------------------------------------------------------------------------------

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

--------------------------------------------------------------------------------

        (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

        (3)     Filing Party:

--------------------------------------------------------------------------------

        (4)     Date Filed:

--------------------------------------------------------------------------------

                                  SOFTECH, INC.
                               TWO HIGHWOOD DRIVE
                               TEWKSBURY, MA 01876
                                 ---------------

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 28, 2006
                                 ---------------

To the Stockholders of SofTech, Inc.:

        The Annual Meeting of Stockholders of SofTech, Inc. (the "Company"), a Massachusetts company, will be held on June 28, 2006 at 10:00 a.m., at the offices of Greenleaf Trust Company located at 100 West Michigan Avenue, Suite 100, Kalamazoo, MI 49007 for the following purposes:

                  1. To elect one (1) Class I director to serve for a two-year term or until his successor is elected and qualified;

                  2. To elect two (2) Class III directors to serve for a three-year term or until their successors are elected and qualified;

                  3. To ratify the appointment of Vitale, Caturano & Company LTD. as the Company's independent public accountant for the fiscal year ended May 31, 2006; and

                  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on May 19, 2006 are entitled to notice of and to vote at the meeting and any adjournments thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                  By Order of the Board of Directors

                                  /s/ Joseph P. Mullaney

                                  Joseph P. Mullaney
                                  PRESIDENT AND COO


Tewksbury, Massachusetts
May 19, 2006

WE URGE YOU TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                                  SOFTECH, INC.
                                -----------------

                                 PROXY STATEMENT

                                  May 19, 2006

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of SofTech, Inc. (the "Company"), a Massachusetts company, for use at the Annual Meeting of Stockholders to be held on June 28, 2006, at 10:00 a.m., Eastern Time, at Greenleaf Trust, 100 West Michigan Avenue, Suite 100, Kalamazoo, Michigan, 49007.

         Only stockholders of record at the close of business on May 19, 2006 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments thereof. As of the Record Date, 12,205,236 shares of common stock, $.10 par value per share (the "Common Stock"), of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it (i) by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at any time before it is exercised or (ii) by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., Two Highwood Drive, Tewksbury, MA 01876, Attention: Clerk, at or before the taking of the vote at the Annual Meeting.

         The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from a nominee for election as a director, as well as abstentions and broker "non-votes" with respect to all other matters being submitted to stockholders, are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO SOFTECH, INC., TWO HIGHWOOD DRIVE, TEWKSBURY, MA 01876, ATTENTION:
AMY MCGUIRE.

         Regarding the election of the Class I and the Class III directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as directors. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

         The person named as attorney-in-fact in the proxies, Joseph P. Mullaney, is an employee and officer of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted as stated below under "Election of Director" and "Ratification of Appointment of Independent Public Accountants". Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by marking withheld in the space provided on the proxy. Where a choice has been specified on the proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken and upon which the proxies may exercise discretion under applicable law, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named as attorney in the proxies.

         A copy of our Annual Report to Stockholders, containing financial statements for the fiscal year ended May 31, 2005 is being mailed together with this Proxy Statement to all stockholders entitled to vote. This Proxy Statement and the form of proxy were first mailed to stockholders on or about May 26, 2006.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of August 15, 2005: (i) the name and address of each person who, to the knowledge of the Company, owned beneficially more than 5% of the Common Stock of the Company outstanding at such date; (ii) the name of each director or nominee; and (iii) the name of each executive officer identified in the Executive Compensation table set forth below under "Compensation and Other Information Concerning Non-Employee Directors and Officers," the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for all officers, directors and nominees as a group.

                         NAME AND ADDRESS                         AMOUNT AND NATURE           PERCENT
                       OF BENEFICIAL OWNER                        OF OWNERSHIP (1)            OF CLASS (2)
                       -------------------                     ----------------------         ------------
     William D. Johnston                                             5,469,804(3)(4)           44.7 %
     Joseph P. Mullaney                                                154,319(3)               1.3 %
     Jean J. Croteau                                                    40,000(3)               *
     Victor G. Bovey                                                    32,350(3)               *
     Timothy L. Tyler                                                   30,000(3)               *
     Ronald A. Elenbaas                                                 67,700(3)               *
     Frederick A. Lake                                                  16,200(3)               *
     Barry Bedford                                                      16,200(3)               *
     All officers, directors and nominees as a group .....
        (8 persons) (3)                                              5,826,573(5)              46.9 %

     ------------------------------
     o  Less than 1.0%.

(1) Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to the shares. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2) Applicable percentage of ownership as of the Record Date is based upon 12,205,236 shares of Common Stock outstanding on such date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of August 15, 2005 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3) Includes 224,400 shares of Common Stock which may be purchased within 60 days of August 15, 2005 upon the exercise of stock options as follows: Mr. Johnston - 25,000; Mr. Mullaney - 60,000: Mr. Croteau - 40,000; Mr. Bovey - 12,000; Mr. Tyler - 30,000; Mr. Elenbaas - 25,000;
         Mr. Lake - 16,200; and Mr. Bedford - 16,200.

(4) Mr. Johnston's business address is Greenleaf Capital, 100 West Michigan Avenue, Suite 100, Kalamazoo, Michigan, 49007.

(5) Includes 224,400 shares issuable upon exercise of stock options held by all Directors and Executive Officers as a group.

                                PROPOSALS 1 AND 2

                              ELECTION OF DIRECTORS

         The Board of Directors is currently fixed at five members. The Board of Directors is divided into three classes, each class of which may consist as nearly as possible of one-third of the directors. As of the date of this Proxy Statement, there is one Class I director and there are two Class III directors whose terms will expire at this Meeting. All directors will hold office until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Mr. Tyler is the current Class I director and Messrs. Johnston and Bedford are the current Class III directors.

         The Board of Directors has nominated and recommended that Mr. Tyler, who is currently a Class I director, be elected as a Class I director, to hold office until the 2007 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated and recommended that Messrs. Johnston and Bedford, who are currently Class III directors, be elected as Class III directors, to hold office until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why these nominees should be unable or unwilling to serve, but if the nominees should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other persons for the office of director as the Board of Directors may recommend in the place of such nominee.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION
 OF TIMOTHY L. TYLER AS A CLASS I DIRECTOR TO HOLD OFFICE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS AND A VOTE "FOR" THE ELECTION OF WILLIAM D. JOHNSTON AND
   BARRY BEDFORD AS CLASS III DIRECTORS TO HOLD OFFICE UNTIL THE 2008 ANNUAL
                            MEETING OF STOCKHOLDERS.


         The following table sets forth the nominees to be elected at the meeting and the year such nominee or director was first elected a director, the position currently held by the nominee and each director with the Company, the Annual Meeting at which the nominee's or director's term will expire and class of director of the nominee and each director:


            NOMINEE'S OR DIRECTOR'S NAME
            AND YEAR NOMINEE OR DIRECTOR                 POSITION WITH                 YEAR TERM          CLASS OF
              FIRST BECAME A DIRECTOR                     THE COMPANY                 WILL EXPIRE         DIRECTOR
              -----------------------                     -----------                 -----------         --------
NOMINEES:
---------

     Timothy L. Tyler                                      Director                      2005                 I
         1996

     Ronald A. Elenbaas                                    Director                      2006                II
         1996

       Frederick A. Lake                                   Director                      2006                II
           2000

       William D. Johnston                           Chairman and Director               2005                III
           1996

       Barry Bedford                                       Director                      2005                III
           2000

                                   PROPOSAL 3

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected Vitale, Caturano & Company LTD. as the independent public accountants of the Company for the fiscal year ending May 31, 2006. The Board believes, however, that it is desirable to obtain stockholder ratification of the selection of the Company's independent public accountants. A representative of Vitale, Caturano & Company LTD. is expected to be available by teleconference at the Annual Meeting to make a statement if he wishes to do so and to respond to appropriate questions.

         During the fiscal year ended May 31, 2005, the Company engaged Vitale, Caturano & Company LTD. for the purpose of performing "audit services". For this purpose, "audit services" include: examination of annual fiscal statements; review and consultation in connection with filings of annual reports and registration statements with the SEC; consultation on accounting matters; preparation of reports to management covering recommendations on accounting, internal control and similar matters; and meetings with the Audit Committee. This was the second consecutive year in which this firm has acted as independent public accountants for the Company.

         Ratification will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. If the stockholders do not ratify the selection of the Company's independent public accountants, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF VITALE, CATURANO & COMPANY LTD. AS THE
                   COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

      Set forth below is certain information regarding the Directors and Executive Officers of the Company as of August 15, 2005, based on information furnished by them to the Company.

DIRECTORS

The following provides biographical information with respect to the Directors:

      Ronald A. Elenbaas, 52, term expires at the 2006 Annual Meeting; Mr. Elenbaas is currently retired. From 1975 to 2000, Mr. Elenbaas was employed by Stryker Corporation in various positions, most recently as President of Stryker Surgical Group, a division of Stryker Corporation. Mr. Elenbaas also serves on the Board of the Ocean Reef Medical Center as well as director of Greenleaf Trust and a Special Consultant to Keystone Bank. Mr. Elenbaas was appointed a Director of the Company in September 1996.

      William D. Johnston, 58, term expires at this Annual Meeting; Mr. Johnston serves as Chairman of the Company and has been a Director since 1996. Mr. Johnston is President, Chairman and CEO of the Greenleaf Companies. Included in the Greenleaf Companies are Greenleaf Trust, a Michigan chartered bank, Greenleaf Capital, Inc., a venture capital company and lender to SofTech, Greenleaf Ventures, Inc., a management company delivering management services to the host industry and Greenleaf Holdings L.L.C., a commercial real estate development company. Mr. Johnston has served as President, Chairman and CEO of the Greenleaf Companies since 1991.

      Timothy L. Tyler, 51, term expires at this Annual Meeting; Mr. Tyler has served since 1995 as President of Borroughs Corporation, a privately held, Michigan-based business that designs, manufactures and markets industrial and library shelving units, metal office furniture and check out stands primarily in the United States. Mr. Tyler served as President and General Manager of Tyler Supply Company from 1979 to 1995. Mr. Tyler was appointed a Director of the Company in September 1996.

      Barry Bedford, 47, term expires at this Annual Meeting; Mr. Bedford has served as Chief Financial Officer of the Greenleaf Companies since April 2000. Prior to joining Greenleaf, Mr. Bedford was the Chief Financial Officer of

Johnson and Rauhofs, a Michigan advertising firm, since 1991. Mr. Bedford was appointed a Director of the Company in July 2000.

      Frederick A. Lake, 70, term expires at the 2006 Annual Meeting; Mr. Lake is a partner in the law firm of Lake, Stover & Schau, PLC, a Michigan based law firm. Mr. Lake has been with Lake, Stover & Schau, PLC, and its predecessors for more than five years. Mr. Lake also serves as corporate counsel for Greenleaf Companies. Mr. Lake was appointed a Director of the Company in July 2000.

      Each member of the Board of Directors also serves on the Audit Committee of the Board of Directors. The Audit Committee recommends the engagement of the Company's independent public accountants. In addition, the Audit Committee reviews comments made by the independent public accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent public accountants. The Audit Committee operates under a written charter.

      Each member of the Board of Directors also serves on the Compensation Committee of the Board of Directors. The Compensation Committee recommends salaries and bonuses for officers and general managers and establishes general policies and procedures for salary and performance reviews and the granting of bonuses to other employees. It also administers the Company's 1994 Stock Option Plan (the "Plan") and the SofTech Employee Stock Purchase Plan.


EXECUTIVE OFFICERS

The following provides biographical information with respect to the Executive
Officers:

      Joseph P. Mullaney, 49, was appointed President and Chief Operating Officer in June 2001. Previously he served as Vice President, Treasurer, and Chief Financial Officer of the Company from November 1993 to June 2001. He joined the Company in May 1990 as Assistant Controller and was promoted to Corporate Controller in June 1990. Prior to his employment with SofTech he was employed for seven years at the Boston office of Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) as an auditor in various staff and management positions.

      Jean J. Croteau, 50, was appointed Vice President, Operations at the July 2001. He started with the Company in 1981 as Senior Contracts Administrator and was promoted to various positions of greater responsibilities until his departure in 1995. Mr. Croteau rejoined SofTech in 1998. From 1995 through 1998 he served as the Director of Business Operations for the Energy Services Division of XENERGY, Inc.

      Victor G. Bovey, 48, was appointed Vice President of Engineering of the Company in March 2000. He started with the Company in November 1997 as Director of Product Development. Prior to his employment with SofTech he was employed for thirteen years with CIMLINC Incorporated in various engineering and product development positions.

      Executive officers of the Company are elected at the first Board of Directors meeting following the Stockholders' meeting at which the Directors are elected.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Greenleaf Capital, Inc. has been and continues to be the Company's primary source of capital. Mr. Johnston, SofTech's Chairman, its largest shareholder and a Director since 1996, is also the President, Chairman and CEO of Greenleaf Capital. The Company paid Greenleaf Capital approximately $1.2 million in fiscal 2005 and $1.4 million in fiscal 2004 in interest payments on borrowings from Greenleaf and in management fees for services provided by them. Greenleaf Trust also serves as the trustee and investment advisor for the Company's 401-K Plan.

      The President of the Company was extended a non-interest bearing note in the amount of $134,000 related to a stock transaction from May 1998. The note is secured by all Company shares and stock options held by that Officer.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, during the fiscal year ended May 31, 2005, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met four times during the fiscal year ended May 31, 2005 and six times during the fiscal year ended May 31, 2004. Each of the directors attended more than 75% of the regularly scheduled and special meetings of the Board of Directors and the Committees on which they served except Mr. Elenbaas who attended two of the four Board meetings held during fiscal 2005 and Messrs. Bedford and Tyler each of whom attended four of the six Board meetings held during fiscal 2004. The Audit Committee of the Board of Directors reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the committee deems appropriate. During fiscal 2004 and 2005, the Audit Committee, which consisted of all members of the Board of Directors of the Company, met two times each fiscal year and each meeting was attended by all committee members. The Compensation Committee makes recommendations concerning the salaries and incentive compensation of executive officers of the Corporation and administers the Corporation's stock plans. During fiscal years 2004 and 2005, the Compensation Committee, which consisted of all members of the Board of Directors, dealt with these compensation issues as part of the regularly scheduled Board meetings.

      The Board of Directors does not currently have a standing nominating committee. The Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge. In nominating an existing Director for re-election to the Board of Directors, the Directors will consider and review an existing director's Board and Committee attendance, performance and length of service.

                    COMMUNICATING WITH NON-EMPLOYEE DIRECTORS

      The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if appropriate. Stockholders who wish to send communications on any topic to the Board of Directors should address such communications to the Board of Directors, c/o Joseph Mullaney, SofTech, Inc. Two Highwood Drive, Tewksbury, MA, 01876.

             DIRECTORS ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

      Directors are responsible for attending the Annual Meeting of stockholders either in person or by teleconference.

                  COMPENSATION AND OTHER INFORMATION CONCERNING
                       NON-EMPLOYEE DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

      The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended May 31, 2005, 2004 and 2003 as applicable, to the (i) Company's President and (ii) each of the other executive officers of the Company. These three individuals are collectively referred to as the "Named Executive Officers."

                                                      SUMMARY COMPENSATION TABLE
                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                                       ANNUAL COMPENSATION (1)           AWARDS
                                                                                                       SECURITIES
                                          FISCAL                                     OTHER ANNUAL      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR        SALARY         BONUS        COMPENSATION       OPTIONS      COMPENSATION(2)
---------------------------                  ----        ------         -----        ------------       -------      ---------------
Joseph P. Mullaney(3)....................   2005        $225,000     $ 50,000             -              -            $13,489(6)
 President and Chief Operating              2004         216,300           -              -              -             13,001(6)
   Officer, Former Vice President           2003         210,000       75,000             -          100,000           16,005(6)
   and Chief Financial Officer

Jean J. Croteau(5).......................   2005         163,770       45,000             -              -              1,558
  Vice President, Operations                2004         154,500       62,799             -              -              3,982
                                            2003         150,000      103,515             -              -              1,805

Victor G. Bovey(4).......................   2005         137,917           -              -              -              2,758
  Vice President, Research &                2004         133,900           -              -              -              2,690
   Development                              2003         130,000        9,486                            -              2,840


(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available to all employees of the Company. Annual compensation includes amounts deferred under the Company's 401(k) plan.

(2) Except as otherwise noted, amounts listed in this column reflect the Company's contributions to each of the Named Executive Officers accounts under the Company's 401(k) plan.

(3) Mr. Mullaney was appointed President and COO in June 2001. Prior to June 2001, Mr. Mullaney served as Vice President and CFO.

(4) Mr. Bovey was appointed Vice President, Research & Development in March 2000. Prior to March 2000, Mr. Bovey served as Director of Product Development

(5)   Mr. Croteau was appointed Vice President of Operations in July 2001.

(6) Includes imputed compensation related to a non-interest bearing note receivable.


OPTION GRANTS IN LAST FISCAL YEAR

         There were no stock option grants during fiscal years 2004 or 2005.

AGGREGATE OPTION EXERCISES AND YEAR-END VALUES

         Shown below is information with respect to (i) exercises of stock options of the Named Executive Officers during the fiscal year ended May 31, 2005 and (ii) unexercised options outstanding at May 31, 2005 and the value of such unexercised in-the-money options at May 31, 2005.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                            NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                               OPTIONS/SARS AT                    IN-THE-MONEY
                              SHARES                            MAY 31, 2005                    OPTIONS/SARS AT
                             ACQUIRED                               (#)                       MAY 31, 2005 ($)(1)
                                ON           VALUE       ---------------------------     ------------------------------
NAME                        EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                        -----------   -----------    -----------   -------------     -----------      -------------
Joseph P. Mullaney               -             -            40,000         60,000           8,400            12,600
Victor G. Bovey                  -             -            12,000          3,000           2,520               630
Jean J. Croteau                  -             -            40,000         10,000           8,400             2,100

(1) Market value of the underlying securities at May 31, 2005 based on a per share value of $.30 less the aggregate exercise price.


EMPLOYMENT CONTRACTS

      The Company has not executed any employment contracts with its Named Executive Officers.


COMPENSATION OF NON-EMPLOYEE DIRECTORS

      Since fiscal 1998 through fiscal year 2004, non-employee Directors have received options in lieu of cash remuneration for their services. Employee Directors are not paid any fees or additional compensation for service as members of the Board of Directors or any committee thereof.

      Pursuant to the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan"), non-employee Directors were granted non-qualified options to purchase shares of Common Stock of the Company. The Compensation Committee of the Board of Directors administers the 1994 Stock Option Plan. Under the Plan, all non-employee Directors received 10,000 options upon appointment to the Board and receive 3,000 options on the anniversary date of the initial award for as long as the Director served the Company in that capacity. Such options vested over a five year period in equal increments and have an expiration date ten years after award. Stock options typically terminate upon a Director leaving his or her position for any reason other than death or disability. During the fiscal year ended May 31, 2004 there were 15,000 options granted to non-employee Directors.

      The 1994 Stock Option Plan terminated in 2004 therefore no additional stock option awards could be made from that Plan. It is the intention of the Compensation Committee to establish a cash remuneration award for Directors in exchange for their Board services, however, no plan has been established at this time.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      General. The Compensation Committee of the Board of Directors (the "Committee") is currently composed of all of the members of the Board of Directors and meets or takes action as many times during the year as is deemed necessary. The Committee's responsibilities include making recommendations to the Board for officers on the key components of the Company's executive compensation program, base salary, annual incentive awards, long-term incentives in the form of stock options, and other benefits typically offered to executives by comparable companies.

      Compensation Philosophy. The Company's compensation program has been designed to:

            o Support a pay for performance policy that differentiates in compensation amounts based on Company and individual performance;

            o Provide compensation opportunities that are comparable to those offered by comparable companies, thus allowing the Company to retain and compete for fully qualified executives who are in the competitive high technology and professional services marketplace; and

            o Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock of the Company.

      Consistent with the objectives of the compensation philosophy, the percentage of an executive's potential total compensation that is based on performance incentives increases with their level of responsibility. This results in an executive's total compensation varying from year to year based on the performance of the Company and the individual.

      Base Salaries. Base salary levels for the President and COO, and other executive officers are reviewed annually by the Committee. Certain of the officers were granted base salary increases during the year based upon a number of factors, including individual performance, contributions towards the growth of the Company, and increases in responsibilities.

      Annual Cash Incentives. All officers participate in incentive plans which compensate these individuals in the form of cash bonuses. Awards under these plans are based on the attainment of specific Company and individual performance measures established by the Compensation Committee at the beginning of the fiscal year. For the fiscal year ended May 31, 2005, these executive officers earned bonuses calculated in accordance with those plans as identified within this proxy in the table appearing under the heading Executive Compensation.

      Long Term Incentives. 1994 Stock Option Plan. The Company's 1994 Stock Option Plan was designed to align a portion of the executive compensation program with stockholder interests by providing for the grant of options to employees, directors, officers and consultants to purchase up to 1,000,000 shares of Common Stock of the Company. The 1994 Stock Option Plan was adopted at the Annual Meeting of Stockholders on November 1, 1994 and was closed to new awards during 2004.

      The Committee believes that stock options provide greater incentives to executives to improve the performance of the Company and thereby increase the value of its stock. It is only by increasing the Company's stock price that executives are able to realize the economic value of stock options. The Committee believes that this more closely aligns the interests of the Company's officers with those of the Company's stockholders.

      The Committee administers the Plan and determines which officers will receive stock options, the number of shares subject to each stock option, the vesting schedule of the options, and the other terms and provisions of the options granted. When recommending option awards, the following guidelines were used: (i) the individual's current contribution to Company performance, (ii) the anticipated contribution in meeting the Company's long term strategic performance goals, (iii) the employee's ability to impact corporate and/or business unit results; and (iv) the employee's current incentive to maximize operating results based on stock ownership and option awards.

      Each of the executive officers of the Company was awarded stock options under the 1994 Stock Option Plan in prior years. While the 1994 Stock Option Plan is closed to new stock option awards it is the Committee's belief that the existing awards to the executive officers provide the proper incentive for Company performance. At this point in time, the Committee does not contemplate establishing an additional stock option plan.

      President and COO Compensation. Mr. Mullaney's compensation for fiscal year 2004 and 2005 was composed of base salary compensation and a discretionary incentive bonus based on overall achievement of budget and other goals established for him at the beginning of the fiscal year. The discretionary 2004 and 2005 bonus was awarded by the Compensation Committee after the fiscal year end after reviewing his performance against those established goals. His base compensation for the fiscal year 2004 and 2005 was $216,300 and $225,000, respectively. Mr. Mullaney's bonus award for fiscal year 2004 and 2005 was $0 and $50,000, respectively.

Respectfully submitted by the Compensation Committee this 19th day of May 2006:

William D. Johnston
Ronald A. Elenbaas
Timothy L. Tyler
Barry Bedford
Frederick A. Lake

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      This report is submitted by the Audit Committee of the Board, which reviews with the independent public accountants and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent public accountants, recommends the retention of the independent public accountants to the Board and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal years ended May 31, 2004 and 2005. Messrs. Johnston, Elenbass, Bedford, Lake and Tyler served on the Audit Committee for the fiscal years ended May 31, 2004 and 2005. None of Messrs. Johnston, Elenbass, Bedford, Lake or Tyler are officers or employees of the Company, and aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter adopted by the Board of Directors.

      The Audit Committee has reviewed the audited balance sheets of the Company as of May 31, 2004 and 2005, and the audited statements of operations, stockholders' equity and cash flows for each of the two years ended May 31, 2005, and have discussed them with both management and Vitale, Caturano & Company LTD., the Company's independent public accountants. The Audit Committee has also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Vitale, Caturano & Company LTD. that firm's independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2004 and 2005.

Respectfully submitted by the Audit Committee this 19th day of May 2006:

William D. Johnston
Ronald A. Elenbaas
Timothy L. Tyler
Barry Bedford
Frederick A. Lake

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following table presents the aggregate fees of the principal accountants for professional services rendered for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Form 10-QSB's for the years ended May 31,:

                                                2005              2004
                                              --------          --------
Audit and quarterly review fees (1)           $ 89,000          $ 88,605
Tax related fees (2)                            20,000            17,500
                                              --------          --------
Total fees                                    $109,000          $106,105

      (1) Audit and quarterly review fees consisted of audit work performed in the preparation of the financial statements to be included in the Company's Form 10-KSB and reviews of the financial statements to be included in the Company's Form 10-QSB's filed with the Securities and Exchange Commission for the respective years.

      (2) Tax related fees consisted of preparation of the Company's tax returns for each of the fiscal years.


PRE-APPROVAL POLICIES AND PROCEDURES

      The Company's Audit Committee has adopted a policy related to audit and permissible non-audit services that are to be provided by the independent public accountants. The policy generally provides that the Company will not engage our independent public accountants to perform any audit or permissible non-audit services unless the Audit Committee has approved such services in advance. During fiscal year 2004 and 2005 all such audit and permissible non-audit services provided by our independent public accountants were approved in advance.


                                  OTHER MATTERS

      The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of Meeting and it knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board of Directors.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or verbal request to SofTech, Inc., Two Highwood Drive, Tewksbury, MA 01876
Attention: Amy McGuire, telephone (978)640-6222 extension 193. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices no later than January 26, 2007. Further, any proposals must comply with the other procedural requirements set forth in the Company's By-laws, a copy of which is on file with the Commission, and as set forth by the Commission. In order to curtail any controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to SofTech, Inc., Two Highwood Drive, Tewksbury, MA, 01876, Attention: Corporate Secretary.

                            EXPENSES AND SOLICITATION

      The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting Stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some Stockholders in person or by mail, telephone or telegraph following the original solicitation.

      The contents and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

                                 REVOCABLE PROXY

                                  SOFTECH, INC.

                  Proxy for the Annual Meeting of Stockholders

                            To be held June 28, 2006

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph P. Mullaney, proxy, with full power of substitution, to vote all shares of stock of SofTech, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 28, 2006, at 10:00 a.m., local time, at the offices of Greenleaf Trust Company located at 100 West Michigan Avenue, Suite 100, Kalamazoo, MI 49007 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 19, 2006, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                SEE REVERSE SIDE

[X] Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 4.

1.   To elect one (1) members to the Board of                            3.    To ratify the appointment of Vitale,
Directors for the specified term or until his successor                  Caturano and Company LTD. as the Company's
is elected and and qualified:                                            independent public accountant for
                                                                         fiscal year ended May 31, 2006.

Class I Nominee (two-year term):  Timothy L. Tyler
         FOR               WITHHELD                                         FOR         AGAINST     ABSTAIN
         [  ]               [  ]                                           [  ]          [  ]        [  ]


2.   To elect two (2) members to the Board of                            4.    To transact such other business as
Directors for the specified term or until his successor                  may properly come before the meeting or
is elected and qualified:                                                any adjournments thereof.


Class III Nominee (three-year term):  William D. Johnston
         FOR               WITHHELD                                         FOR         AGAINST     ABSTAIN
         [  ]               [  ]                                           [  ]          [  ]        [  ]

Class III Nominee (three-year term):  Barry Bedford
         FOR               WITHHELD
         [  ]               [  ]



[  ]  MARK HERE IF YOU PLAN TO ATTEND THE MEETING                       If signing as attorney, executor, trustee or
                                                                        guardian, please give your full title as such. If
[  ]  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                       stock is held jointly, each owner should sign.



                                                                        -----------------------------------------------------
                                                                        Signature                                   Date



                                                                        -----------------------------------------------------
                                                                        Signature                                   Date